UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2026

Feel The World, Inc.

D.B.A XERO Shoes

(Exact name of registrant as specified in its charter)

Delaware	000-56848	27-4419848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Interlocken Parkway, Suite 100
Broomfield, Colorado 80021

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (303) 447-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The management of Feel the World, Inc. (the “Company”) has re-evaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable shares of Series A Preferred Stock, had been incorrectly measured since its issuance on December 2, 2020. The Series A Preferred Stock is redeemable at the election of the holders of a majority of the outstanding shares at any time on or after December 2, 2024 and therefore should have been classified as temporary equity in accordance with ASC 480-10-S99. The Company had previously correctly classified the instrument outside of permanent stockholders’ equity but had carried it at its par value of $368 rather than at its initial carrying amount, and had not accreted the instrument to its redemption value. Because the instrument was redeemable after December 2, 2024, ASC 480-10-S99-3A requires that it be carried at its maximum redemption amount at each balance sheet date.

Additionally, management determined that the Senior Preferred Stock had been incorrectly measured since its issuance on March 21, 2025. The Senior Preferred Stock is redeemable upon the occurrence of a deemed liquidation event, which is not an event solely within the control of the Company and therefore should have been presented outside of permanent stockholders' equity as temporary equity in accordance with ASC 480-10-S99. The Company had correctly classified the instrument outside of permanent stockholders’ equity but had carried it at its par value of $50 rather than at its net proceeds amount. Because the instrument was redeemable upon the occurrence of a deemed liquidation event not under the control of the Company, ASC 480-10-S99-3A requires that it be carried at its net proceeds amount at each balance sheet date.

Therefore, on September 22, 2026, the audit committee of the Company (the “Audit Committee”) concluded, after discussion with the Company’s management, that our previously issued (a) audited consolidated financial statements as of and for the years ended December 31, 2025 and 2024 (the “Affected Periods”) and (b) unaudited condensed consolidated financial statements as of and for the three-month periods ended March 31, 2026 and 2025, as filed in the Company’s registration statement on Form 10 with the Securities and Exchange Commission on July 24, 2026 should be restated to report all Series A Preferred Stock and Senior Preferred Stock as temporary equity and should no longer be relied upon. As such, the Company will also restate its consolidated financial statements for the affected periods in the Company’s Annual Report on Form 1-K for the years ended December 31, 2025 and 2024.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with Artesian CPA, LLC, the Company’s independent registered public accounting firm.

Summary of Impacts

The restatement had no effect on total assets, total liabilities, revenues, net loss, comprehensive loss, cash flows, or net loss per share for any period presented.

Controls and Procedures

Management has determined that there existed a material weakness in our internal control over financial reporting related to our accounting for equity instruments for the years ended December 31, 2025 and 2024 and the three months ended March 31, 2026 and 2025. A material weakness is a deficiency, or a combination of deficiencies, in the internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim consolidated financial statements will not be prevented or detected in a timely basis. Specifically, our management determined that we did not maintain effective controls to timely identify and account for equity instruments with complex terms, including certain provisions within our Preferred Stock. This material weakness resulted in the material misstatement of each of the impacted periods and, if not remediated, could result in further material misstatements to our annual or interim consolidated financial statements that would not be prevented or detected. Due to this material weakness, our management re-assessed the effectiveness of the Company’s internal control over financial reporting and concluded that our internal control over financial reporting was not effective as of December 31, 2025 and March 31, 2026.

Remediation of Material Weakness

Management has implemented remediation steps to address the material weakness described above and to improve our internal control over financial reporting. In the third quarter of 2026, we enhanced our processes to strengthen the identification and evaluation of complex accounting matters, including engaging with independent accounting experts to advise and review complex financial matters, ensuring appropriate technical analysis, documentation, and oversight prior to the preparation of our financial statements, and strengthening financial disclosure and technical guidance resources. However, the enhanced controls were not applied to equity instruments issued in prior periods, including the Preferred Stock at issue. As a result, the classification error was not identified until a subsequent review. Management is in the process of refining these processes to ensure that previously issued instruments are periodically reassessed in the context of evolving technical guidance and accounting interpretations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The restated (a) audited consolidated financial statements as of and for the years ended December 31, 2025 and 2024 and (b) unaudited condensed consolidated financial statements as of and for the three-month periods ended March 31, 2026 and 2025 are filed as exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Exhibit No.	Description
7.1	Letter from an Independent Accountant (Item 4.02)
99.1	Restated unaudited condensed consolidated financial statements as of and for the three-month periods ended March 31, 2026 and 2025
99.2	Restated audited consolidated financial statements as of and for the years ended December 31, 2025 and 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2026	Feel the World, Inc.

	By:	/s/ Sue Rechner
Sue Rechner Chief Executive Officer